                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):        April 26, 2004
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                        KEYCORP STUDENT LOAN TRUST 2003-A
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    333-62624-04                87-6257135
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                 File Number)           Identification No.)




 c/o Key Bank USA, National Association, as Administrator, 800 Superior Avenue,
                  Attn: Cathleen Kurta, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:   (216) 828-8852
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                             Exhibit Index on Page  4
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 Item 5.  OTHER EVENTS

On April 26, 2004, the KeyCorp Student Loan Trust 2003-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.


In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending March 31, 2004, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7.     EXHIBIT

Exhibit 99(a) - Noteholder's Statement



























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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 26, 2004




                                          KeyCorp Student Loan Trust 2003-A


                                          By: KeyBank USA, National Association,
                                              as Administrator



                                          By: /s/ Debra S. Fronius
                                              ----------------------------------
                                              Debra S. Fronius
                                              Vice President










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                                 EXHIBIT INDEX



Exhibit

99(a)      Noteholder's Statement                                       5




















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